                                                                   EXHIBIT 10.11

                           FOURTH AMENDMENT TO LEASE
                         Expansion of Leased Premises

     THIS FOURTH AMENDMENT TO THE LEASE is made this 21/st/ of February, 2000 by and between Spieker Properties, L.P., a California Limited Partnership, (the "Landlord") and Pointshare Corporation, a Washington corporation, (the "Tenant").

     WHEREAS, Landlord and Tenant entered into a Lease Agreement dated February 3, 1999 (the "Lease") and amended thereafter for certain premises located at 1300 114th Ave. S.E., Bellevue, Washington 98004 (the "Premises"), as more fully described in the Lease; and

     WHEREAS, Landlord and Tenant desire to expand the Premises and modify the Lease accordingly;

     NOW THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

1. PREMISES: Effective on March 1, 2000, the Premises shall include
   --------
   approximately 3,277 rentable square feet located in Suites 110 and 245 in that certain building commonly known as Mercer Canal Building "L", 1300 114/th/ Avenue SE, Bellevue, Washington, as outlined in Exhibit B attached hereto, for a total of approximately 22,312 rentable square feet for Suites L/100, L/110, L/208, L/232, L/240, L/245, L/250 of the Mercer Canal Building
   and I/220 of the Conifer Building (hereinafter defined as the "Entire Premises").

   Effective on March 1, 2002, the Entire Premises shall consist of approximately 22,570 rentable square feet.

2. COMMENCEMENT DATE: The scheduled term commencement date for Suites L/110 and
   -----------------
   L/245 shall be March 1, 2000, as defined in Paragraph 24 of the Lease.

3. RENT: Effective on March 1, 2000, the Base Rent for the Entire Premises as
   ----
   defined in Paragraph 6 of the Lease shall be adjusted to reflect the following:

               03/01/00 - 08/31/00  $43,146.00 per month
               09/01/00 - 02/28/01  $46,411.00 per month
               03/01/01 - 02/28/02  $47,803.00 per month
               03/01/02 - 02/29/03  $50,005.00 per month
               03/01/03 - 02/28/04  $51,648.00 per month
               03/01/04 - 02/28/05  $52,969.00 per month

4. TENANT'S PROPORTIONATE SHARE OF PROJECT:
   ---------------------------------------

   Effective on March 1, 2000, Tenant's Proportionate Share of the Project shall be 4.824%.

   Effective on March 1, 2002, Tenant's Proportionate Share of the Project shall be 4.880%.

5. SECURITY DEPOSIT: Upon execution of this Fourth Amendment to Lease, Tenant
   ----------------
   shall deposit the sum of Eight Thousand Ninety and no/100 Dollars ($8,090.00) in accordance with provisions of Paragraph 19 of the Lease. Upon deposit by the Tenant of the sum herein required, the security deposit held by Landlord shall total Fifty-Two Thousand Eight Hundred Seventy-Four and no/100 Dollars ($52,874.00). Upon Tenant's deposit of Fifteen Thousand Two Hundred Thirty-Three and no/100 Dollars ($15,233.00) on or before September 1, 2000, as outlined in the First Amendment, the security deposit held by the Landlord shall total Sixty-Eight Thousand One Hundred Seven and no/100 Dollars ($68,107.00).

7. PARKING: Effective on March 1, 2000, Landlord will identify three (3)
   -------
   additional covered reserved parking stalls for Tenant's use at the Mercer Canal Building. Tenant shall pay Landlord $40.00 per month per additional covered stall as additional rent, subject to increase over the term of the Lease.

8. IMPROVEMENTS BY LANDLORD: Landlord shall deliver Suites L/110 and L/245 in
   ------------------------
   the Mercer Canal Building to Tenant in "as is" condition, except that Landlord shall provide the following tenant improvements to Suites L/110 and L/245 at Landlord's cost, utilizing building standard materials, finishes and colors, as follows:

     Suite L/110:
     -----------
     .  Create doorway between Suites 110 and 100 as shown on Exhibit C-1

     Suite L/245:
     -----------
     .  New carpet and rubber base
     .  New paint on all walls

    Landlord shall provide any additional improvements not listed herein at Tenant's sole cost and expense and as specified in a space plan to be mutually approved by Landlord and Tenant and hereby incorporated into the Lease in the form of an Addendum to the Fourth Amendment to the Lease as necessary.

9.  SPACE PLANNING: Landlord, at Tenant's sole cost, will engage an
    --------------
    architectural firm for the preparation of any space plans and other drawings, along with City permits and approvals which the Landlord, in its sole discretion, determines to be necessary to do the space construction.

10. BROKER: Landlord and Tenant agree that no commission shall be due from
    ------
    Landlord to an outside party in connection with the Lease herein proposed and that both parties shall indemnify the other against any claims by an outside broker.

11. CONTINGENCY: Tenant acknowledges that Landlord has notified Tenant that
    -----------
    Suites L/110 and L/245 in the Mercer Canal Building are currently leased by third party tenants. This Lease is subject to Landlord regaining possession of Suites L/110 and L/245 from said third party tenants on terms and conditions satisfactory to Landlord in its sole discretion.

     Except as expressly modified above, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.

LANDLORD:                               TENANT:
Spieker Properties, L. P.               Pointshare Corporation,
a California limited partnership        a Washington corporation
By:  Spieker Properties, Inc.,
     a Maryland corporation
Its: General Partner


/s/ Richard Gervais                     /s/ Christopher P. Dishman
--------------------------------        ----------------------------------
By:  Richard P. Gervais                 By:  Christopher P. Dishman
Its: Vice President                     Its: Vice President, Finance &
                                        Administration

Date:___________________________        Date:  2/24/00
                                             -----------------------------

Fourth Lease Amendment dated      Page 2 of 2
2/18/00
Pointshare Corporation

STATE OF        Washington      )
               -----------------
                                ) ss.

COUNTY OF          King         )
               -----------------

     On this  24th  day of  February      , 2000 , personally appeared before me
             -------       ---------------    ---
Christopher P. Dishman    , to me known to be the Vice President, Finance of the
--------------------------                        ------------------------
corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that __he was authorized to execute said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year first above written.

                                /s/ Lisa Y. Leitner
                                ------------------------------------------------
                                Print Name: Lisa Y. Leitner
                                           -------------------------------------
           [SEAL]                          NOTARY PUBLIC in and for the State of
                                             Washington            , residing at
                                            -----------------------
                                             King County
                                            -----------------------------------.
                                My commission expires: May 23, 2002
                                                      --------------------------


STATE OF       ________________)

                               ) ss.

COUNTY OF      ________________)

     On this __________ day of ______________, 20__, personally appeared before me Richard P. Gervais, to me known to be the Vice President of the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute this instrument and that the seal affixed (if any) is the corporate seal of said corporation.


                                ________________________________________________

                                Print Name:_____________________________________

                                           NOTARY PUBLIC in and for the State of

                                            _______________________, residing at

                                            ___________________________________.

                                My commission expires:__________________________


Pointshare Corporation Lease Amendment dated 02/21/00 for Premises located at Mercer Canal Building, Suites 110 and 245

                                   EXHIBIT B
                                   ---------

                                   PREMISES
                 MERCER CANAL BUILDING "L", SUITES 110 and 245
                            POINTSHARE CORPORATION

Cross hatched portion outlined in red reflects the Premises as referenced in Paragraph 1 of the Lease. As built condition may vary from plan. Not to scale.

                              [FIRST FLOOR PLAN]


                              [SECOND FLOOR PLAN]

                                                               Landlord ________

                                                               Tenant     CPD
                                                                        --------

                                   EXHIBIT C
                                   ---------

                                 IMPROVEMENTS
                 MERCER CANAL BUILDING "L", SUITES 110 AND 245
                            POINTSHARE CORPORATION

A.   Landlord's Work
     ---------------

     Premises shall be delivered to Tenant in "As Is" condition, except that Landlord, at Landlord's sole cost and expense, shall provide certain improvements to be made in the Premises, as specifically described herein. Tenant agrees to provide Landlord with information and approvals as may be requested by Landlord in connection with Landlord's obligations pursuant to this paragraph, including, but not limited to, materials, locations, approvals and selections requested by Landlord from Tenant, on a timely basis and in a time frame consistent with Landlord's construction and delivery schedule. Notwithstanding anything contained herein to the contrary, Landlord shall not be responsible to move, furnish or install appliances, furniture, files, moveable partitions or systems furniture or office equipment to Tenant or the Premises. Landlord's work shall be completed utilizing Building Standard materials, finishes and colors. Landlord may re-use materials and/or supplies in its sole discretion.

     Improvements provided by Landlord shall consist of the following work in the Premises to be completed on a schedule determined by Landlord in its sole discretion (hereinafter referred to as "Landlord's Work"):

        Suite 110:
        ---------
        . Create doorway between Suites 110 and 100 as shown in Exhibit C-1

        Suite 245:
        ---------
        . New carpet and rubber base
        . New paint on all walls

B.   Tenant's Work
     -------------

     Landlord shall make reasonable efforts to coordinate with Tenant's construction project manager in scheduling installation of Tenant's cabling and telecom equipment by Tenant's contractors and/or employees in the Premises at Tenant's sole cost and expense (hereinafter referred to as "Tenant's Work"). Tenant shall obtain at its sole cost and expense, permits and other governmental approvals as may be required for the completion of Tenant's Work. Building permits and any other governmental approvals for Tenant's work shall be drawn separate and apart from those drawn by Landlord for completion of the tenant improvements. Tenant's Work shall not be performed under building permits or other approvals related to the work performed by Landlord. Tenant agrees not to interfere with or cause delay in the completion of tenant improvement work by Landlord and/or its contractors. Tenant, its employees and/or contractors shall not perform any Tenant's Work in the Premises without prior approval of Landlord. All such approved Tenant Work performed prior to the Lease Commencement Date shall be subject to all of the terms and conditions of the Lease except for the payment of Base Rent which shall not be due until the Commencement Date. Notwithstanding anything stated herein, if Tenant's Work causes a delay or otherwise increases the cost of Landlord's Work, Tenant shall reimburse Landlord for said costs on or before the Lease Commencement Date.

All improvements shall be subject to applicable codes, laws and other governmental regulations which may apply.

Tenant's occupancy of the Premises shall be deemed acceptance of the Tenant Improvements herein described and Landlord shall be deemed to have fulfilled its obligations with respect to Tenant Improvements.

                                                               Landlord ________

                                                               Tenant     CPD
                                                                        --------

                                  EXHIBIT C-1
                                  -----------

                                 IMPROVEMENTS
                     MERCER CANAL BUILDING "L", SUITE 110
                            POINTSHARE CORPORATION

                                 [FLOOR PLAN]








                                                                 Landlord ______

                                                                  Tenant   CPD
                                                                          ------